First Quarter 2016 Earnings Conference Call

SPARTAN



May 4, 2016

Forward-Looking Statements

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

© 2016 SPARTAN MOTORS, INC.

First Quarter Overview

- **Net income of $0.5M, or $0.02 per share, versus net loss of $2.9M, or *($0.09)* per share - first profitable 1Q since 1Q 2010**
- **All segments reported improved results compared to prior year**
- **DSV and SCV posted revenue and operating income growth**
- **ER reported narrower operating loss – top priority of turnaround plan**
    - Better manufacturing performance, lower operating and reduction in operational expenses compared to 1Q 2015
    - Introduced "*Spartan Select*" and "*180 Truck*" Programs
- **Started implementation of Spartan Production System *(SPS)* at Bristol and Charlotte**

©2016 SPARTAN MOTORS, INC.

Operational Initiatives

- **Moving truck body production from Wakarusa, IN to Bristol, IN facility**
  - Reduced operating expenses starting second half of 2016
- **Reach commercial van production to move from Bristol to Charlotte**
  - Plan to produce 1,500+ Reach vehicles by end of 1Q 2017
- **Developed “active braking system”, part of collision avoidance system**
  - To be unveiled to motorhome industry later in 2Q 2016
- **Began construction of facility to assemble new Isuzu Class 6 F-series**
  - Production begins early 2017

© 2016 SPARTAN MOTORS, INC.

First Quarter Performance

- Net sales of $133.7M, up 4.1% from $128.4M
- Operating income of $0.7M versus operating loss of $4.4M
- Restructuring charges of $0.3M versus $1.2M
- Adjusted operating income of $1.0M versus loss of $3.2M
- Net income of $0.5M, EPS of $0.02 per share, versus net loss of $2.9M, EPS of *($0.09)*



Revenues
($ in millions)
140.0
135.0
130.0
125.0
120.0
115.0
110.0
105.0
100.0
Q1 2015
Q1 2016



Consolidated Operating Income
($ in millions)
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
Q1 2015
Q1 2016

© 2016 SPARTAN MOTORS, INC.
SPARTAN MOTORS

DSV – First Quarter Results

Summary Results: Delivery and Service Vehicles

- Revenue of $59.3M, up 8.0%, on higher up-fit revenue offsetting lower vehicle sales
- Operating income more than doubled to $5.6M from $2.6M
  - Higher operating income due to growth in up-fit revenue and material productivity
- Backlog of $137.7M, compared to $96.1M at Dec 31, 2015, due to increase in vehicle orders



Revenues
($ in millions)
80.0
60.0
40.0
20.0
0.0
Q1 2015
Q1 2016



Operating Income
($ in millions)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Q1 2015
Q1 2016

© 2016 SPARTAN MOTORS, INC.
SPARTAN MOTORS

ER – First Quarter Results

Summary Results: Emergency Response

- Revenue decreased 8.8% to $39.4M, reflecting lower apparatus shipments
- Operating loss of $3.9M versus operating loss of $5.4M
- Reduced operating loss due to better manufacturing performance, cost control and lower operating expenses
- Adjusted operating loss of $3.6M versus $4.2M excluding restructuring expense of $0.3M versus $1.2M
- Backlog totaled $160.4M versus $156.3M at Dec 31, 2015


Revenues
($ in millions)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Q1 2015
Q1 2016


Operating Income
($ in millions)
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
Q1 2015
Q1 2016

© 2016 SPARTAN MOTORS, INC.

SCV – First Quarter Results

Summary Results: Specialty Chassis and Vehicles

- Revenue increased to $35.1M from $30.3M, up 15.8%, on higher motorhome chassis sales, military chassis sales and contract manufacturing volume
- Operating income increased to $1.7M from $1.0M, up 70%
- Backlog increased to $20.8M from $18.4M at Dec 31, 2015



Revenues
($ in millions)
36
35
34
33
32
31
30
29
28
27
Q1 2015
Q1 2016



Operating Income
($ in millions)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Q1 2015
Q1 2016

© 2016 SPARTAN MOTORS, INC.

Balance Sheet

- Cash balance of $36.8M at March 31 versus $12.0M at March 31, 2015
- AR balance of $59.5M, down $10.8M from $70.3M at March 31, 2015
- Inventory reduced to $71.2M, down $13.9M from $85.1M at March 31, 2015
- More opportunities to reduce working capital usage throughout 2016

© 2016 SPARTAN MOTORS, INC.

2016 Outlook

- Raising guidance for 2016 due to strong order intake
- Order backlog of $318.9M, highest since 2Q 2008
- Revenue estimate of $570 - $590M – up $10M
- Operating income of $7.0 – $10.0M – up from $3.0M - $5.0M
  - Revenue growth, favorable mix, efficiency gains, lower expenses
  - Including restructuring expense of $0.5 - $1.0 million
- Income tax expense of $1.0 – $1.2M
- EPS of $0.15 - $0.25 for full year 2016 – up from $0.05 - $0.10
- Each quarter of 2016 expected to be profitable

© 2016 SPARTAN MOTORS, INC.

Closing Remarks

- Profitable first quarter of 2016
- All operating segments reported better results versus 2015
- Strategy and turnaround plan are working
- 2016 outlook improving – guidance raised from February
- 2016 Focal Points remain our guide to running the Company
  - Top priority is to return ER segment to profitability
  - See path to ER breakeven run-rate by end of 2017
- New management team in place showing improved financial results

© 2016 SPARTAN MOTORS, INC.

APPENDIX

SPARTANMOTORS.COM

Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted operating income, which is a Non-GAAP financial measure. Adjusted operating income is calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this presentation such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations. We present this adjusted Non-GAAP measure because we consider it to be an important supplemental measure of our performance and believe it to be useful to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measure is not a measurement of our financial performance under GAAP and should not be considered as an alternative to operating income under GAAP. This adjusted Non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measure, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measure should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile operating income (loss) to adjusted operating income (loss) for the periods indicated.

Financial Summary (Non-GAAP)

(In thousands, unaudited)

	Three Months Ended March 31,	
	2016	2015
Consolidated operating income (loss)	$ 691	$ (4,358)
Add back: restructuring charges	339	1,155
Adjusted consolidated operating income (loss)	$ 1,030	$ (3,203)

	Three Months Ended March 31,	
	2016	2015
ER segment operating loss	$ (3,904)	$ (5,386)
Add back: restructuring charges	339	1,155
Adjusted ER segment operating loss	$ (3,565)	$ (4,231)

©2016 SPARTAN MOTORS, INC.

FOR MORE INFORMATION:

Spartan Motors, Inc.
Greg Salchow
Group Treasurer &
Director of Investor Relations
517.997.3842


SPARTAN

www.spartanmotors.com